UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2021

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

delaware (State or other jurisdiction of incorporation or organization)	000-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Common Stock Sales Agreement

On October 29, 2021, CASI Pharmaceuticals, Inc. (“CASI” or “Company”), entered into a Common Stock Sales Agreement (the “Sales Agreement”) with H.C. Wainwright & Co., LLC (“HCW”). Pursuant to the terms of the Sales Agreement, the Company may sell from time to time, at its option, shares of the Company’s common stock, par value $0.01 per share, through HCW, as sales agent, with an aggregate sales price of up to $20 million (the “Shares”). The Company does not currently intend to make any sales under the Sales Agreement at the present time and will use discretion in initiating sales, taking into account among other factors, market conditions, the trading price of the Company’s common stock, alternative financing opportunities, and need for capital. The Company believes that it is in the best interests of its stockholders to have the flexibility to raise additional capital under favorable market conditions to support its efforts to build long-term stockholder value.

Any sales of Shares pursuant to the Sales Agreement will be made under the Company’s effective “shelf” registration statement (the “Registration Statement”) on Form S-3 (File No. 333-250801) which became effective on December 2, 2020 and the related prospectus supplement and the accompanying prospectus, as filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2021.

Under the terms of the Sales Agreement, the Company may sell shares of its common stock through HCW by any method permitted that is deemed an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). HCW will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Company’s common stock from time to time, based upon the Company’s instructions (including any price, time or size limits or other customary parameters or conditions the Company may impose). Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company. The Company is not obligated to make any sales of common stock under the Sales Agreement and the Company cannot provide any assurances that it will issue any Shares pursuant to the Sales Agreement. The Company will pay a commission rate of 3.0% of the gross sales price per share sold and agreed to reimburse HCW for certain specified expenses, including the fees and disbursements of its legal counsel in an amount not to exceed $50,000 and have agreed to reimburse HCW an amount not to exceed $2,500 per quarter during the term of the Sales Agreement for legal fees to be incurred by HCW. The Company has also agreed pursuant to the Sales Agreement to provide HCW with customary indemnification and contribution rights.

The Company or HCW upon notice to the other, may suspend the offering of the Shares under the Sales Agreement at any time. The offering of the Shares pursuant to the Sales Agreement will terminate upon the sale of Shares in an aggregate offering amount equal to $20 million, or sooner if either the Company or HCW terminate the Sales Agreement pursuant to its terms.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Sales Agreement is also incorporated by reference into the Registration Statement.

A copy of the opinion of Arnold & Porter Kaye Scholer LLP relating to the legality of the Shares issuable under the Sales Agreement, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is also incorporated by reference into the Registration Statement.

The above disclosure shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The representations, warranties and covenants contained in the Sales Agreement were made solely for the benefit of the parties to the Sales Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Sales Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Sales Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 1.02    Termination of a Material Definitive Agreement.

Termination of Prior Common Stock Sales Agreement

Concurrently with and upon the execution of the Sales Agreement, the Common Stock Sales Agreement dated as of February 23, 2018, between CASI and HCW, as amended on July 19, 2019 (the “Existing ATM Agreement”), was terminated by mutual agreement of the parties thereto pursuant to Section 11(d) of the Existing ATM Agreement.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Common Stock Sales Agreement (the “Sales Agreement”) by and between CASI Pharmaceuticals, Inc. and H.C. Wainwright & Co., LLC dated October 29, 2021.

5.1	Opinion of Arnold & Porter Kaye Scholer LLP.

23.1	Consent of Arnold & Porter Kaye Scholer LLP (included in the opinion filed as Exhibit 5.1).

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI Pharmaceuticals, Inc. (Registrant)

By:	/s/ Larry Zhang
Larry (Wei) Zhang
President and Principal Financial Officer

Date: October 29, 2021